1933 Act File No. 2-62797
                                                     1940 Act File No. 811-2871


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 24 [X]
                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940

                       Post-Effective Amendment No. 23 [X]


                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check  appropriate box)

              immediately on filing pursuant to paragraph (b)(1)(ix) of Rule 485
----------

     X   on (June 1, 1998) pursuant to paragraph (b) of Rule 485
----------

         60 days after filing pursuant to paragraph (a) (1) of Rule 485
----------

         on (date) pursuant to paragraph (a) (1) of Rule 485
----------

         75 days after filing pursuant to paragraph (a) (2) of rule 485
----------

         on (date) pursuant to paragraph (a) (2) of rule 485
----------
If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
----------
                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 24
                            Pursuant to Rule 481 (a)


Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information

1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
3 (c)                          Performance
3 (d)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Investment Objective; How We Invest
4 (b) (c)                      How We Invest
5 (a)                          Our Management
5 (b)                          Our Management; Back Cover Page
5 (c)                          Our Management
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management
5 (g)                          N/A
5 A                            Performance
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Capital Gains
                               Distributions and Taxes
6 (h)                          N/A
7 (a)                          Back Cover Page
7 (b) (c) (d)
   (e) (f)                     Purchases
Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information

8                              Redemptions
9                              N/A
10                             Cover Page
11                             Cover Page - Table of Contents
12                             N/A
13                              Investment Objective and Policies
14                             Directors and Officers
15 (a) (b)                     N/A
15 (c)                         Directors and Officers
16 (a) (i)                     Investment Advisory and Other Services
16 (a) (ii)                    Directors and Officers
16 (a) (iii)                   Investment Advisory and Other Services
16 (b)                         Investment Advisory and Other Services
16 (c) (d) (e)
   (g)                         N/A
16 (f)                         Purchases, Redemptions; Investment Advisory and
                               Other Services
                               and Shareholder Services
16 (h)                         Investment Advisory and Other Services
16 (i)                         N/A

17 (a)                         Portfolio Transactions
17 (b)                         N/A
17 (c)(d)                      Portfolio Transactions
17 (e)                         N/A
18 (a)                         Cover Page
18 (b)                         N/A
19 (a) (b)                     Purchases, Redemptions
                               and Shareholder Services
19 (c)                         N/A
20                             Taxes
21 (a)                         Purchases, Redemptions
                               and Shareholder Services
21 (b) (c)                     N/A
22 (a)                         N/A
22 (b)                         Past Performance
23                              Financial Statements

LORD ABBETT
DEVELOPING GROWTH FUND, INC.

PROSPECTUS
June 1, 1998


This Prospectus sets forth concisely the information about Lord Abbett Developing Growth Fund, Inc. ("we" or the "Fund") that you should know before investing. Please read this Prospectus before investing and retain it for future reference. The Fund has five classes of shares. Only four of these classes are offered by this Prospectus. These classes of shares, designated Class A, B, C and P, provide investors with different purchasing options. See "Purchases" for a description of these options.

The Fund seeks long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. In pursuing this objective, we invest primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. There can be no assurance that the objective will be achieved. Volatile price movements can be expected.

The Statement of Additional Information dated June 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733 and asking for "Part B of the Prospectus -- the Statement of Additional Information."

Shaded terms are defined in the Glossary of Terms.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.


TABLE OF CONTENTS                  PAGE
How We Invest                       2
Risk Factors                        2
Portfolio Management                2
Investor Expenses                   2
Financial Highlights                3
Purchases                           4
Opening Your Account                6
Shareholder Services                6
Redemptions                         7
Dividends and Capital Gains         8
Our Management                      8
Fund Performance                    8
Investment Policies, Risks and Limits   9
Sales Compensation                  9
Glossary of Terms                   9

Lord, Abbett & Co.
Investment Management
A Tradition of Performance Through Disciplined Investing


The General Motors Building
767 Fifth Avenue - New York - New York o10153
Broker-Dealer Division: (800) 426-1130
Financial Advisers Division:  (888) 522-2388

HOW WE INVEST
Normally, we invest primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. We look for companies in this phase and, under normal circumstances, will invest at least 65% of our total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the Standard & Poor's 500 Stock-Index), and their shares are frequently traded over the counter. Having, in management's view, passed the pitfalls of the formative years, these companies are now in a position to grow rapidly in their market. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, we may invest in companies which are in their formative years.
          See "Investment Policies, Risks and Limits."


RISK FACTORS
An investment in the Fund is not intended as a complete investment program. The value of your investment will fluctuate in response to stock market movements. Moreover, because stocks of developing growth companies entail more risk and have more volatile prices than those of mature companies, the Fund's net asset value per share is likely to experience above-average fluctuations. In addition, the Fund will not provide significant current income.

PORTFOLIO MANAGEMENT
Stephen J. McGruder, Executive Vice President of the Fund, serves as Senior Portfolio Manager and has done so since he joined Lord, Abbett & Co. ("Lord Abbett") in 1995. Prior to joining Lord Abbett, Mr. McGruder served since October of 1988 as Vice President of Wafra Investment Advisory Group, a private investment company. Mr. McGruder is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

Mr. McGruder has over 29 years of investment experience.

INVESTOR EXPENSES
The expenses shown below are based on historical expenses adjusted to reflect current fees. Future expenses may be different than those shown.
                                        Class A Class B Class C Class P
Shareholder Transaction Expenses
Maximum Sales Charge on Purchases
(as a % of offering price)              5.75%   None    None    None
Deferred Sales Charge (See "Purchases") None    5.00%   1.00%   None
Annual Fund Operating Expenses (as a % of average net assets)
Management Fees                         .56%    .56%    .56%    .56%
(See "Our  Management")
12b-1 Fees(1)                           .26%    1.00%   1.00%   .45%
Other Expenses                          .24%     .24%    .24%   .24%
  (See "Our Management")
Total Operating Expenses               1.06%    1.80%   1.80%   1.25%


EXAMPLE Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses, assuming you sold your shares at the end of each time period indicated.

Share Class                             1 year 3 years 5 years 10 years
Class A shares                           $68     $89     $113     $180
Class B shares(2)                        $68     $87     $117     $192
Class C shares                           $29     $57     $97      $212
Class P shares                           $13     $40     $69      $151

You would pay the following expenses on the same investment, assuming you kept your shares:

Class A shares                          $68     $89     $113     $180
Class B shares(2)                       $18     $57     $97      $192
Class C shares                          $18     $57     $97      $212
Class P shares                          $13     $40     $69      $151
This example is for comparison and is not a representation of the Fund's actual expenses and returns, either past or present.


(1)Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
(2)Class B
shares will automatically convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

FINANCIAL HIGHLIGHTS The following table has been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audit of the Fund's Financial Statements, whose report may be obtained on request. Call 800-874-3733 and ask for the Lord Abbett Developing Growth Fund, Inc.'s 1998 annual report.


Per Class A Share+ Operating                           Year Ended January 31,
Performance:                             1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
Net asset value, beginning of year      $12.80  $11.49  $9.58   $10.65  $10.11  $10.86  $7.98   $6.96   $7.19   $6.50
Income from investment operations
Net investment income (loss)            (.10)a)  (.03)   (.02)   (.04)   (.05)   (.02)   .02     .01(a)  .01(a)  .03(a)
Net realized and unrealized
gain (loss) on securities                3.16    3.12    4.80    (.22)   1.62    (.24)   3.28    1.01    (.02)   .66
Total from investment operations         3.06    3.09    4.78    (.26)   1.57    (.26)   3.30    1.02    (.01)   .69
Distributions
Dividends from net investment income    .---    .----   .---    ---     .---     (.02)   (.02)   ---     (.03)   ---
Distributions from net realized gain    (1.59)  (1.78)  (2.87)  (.81)   (1.03)   (.47)   (.40)   ---     (.19)   ---
Net asset value, end of year            $14.27  $12.80  $11.49  $9.58   $10.65  $10.11  $10.86  $7.98   $6.96   $7.19
Total Return(b)                         24.38%  28.35%  50.22%  (2.74)% 16.41%  (2.31)% 41.53%  14.66%  (.38)%  10.62%
Ratios to Average Net Assets:
Expenses                                 1.06%   1.10%   1.03%   1.31%   1.34%   1.31%   1.14%   1.24%   1.13%   1.08%
Net investment income                   (.72)%  (.67)%  (.52)%  (.38)%  (.51)%   (.25)%   .26%    .20%    .08%    .37%

                                   Class B Shares      Class B Shares
Per Class Share Operating          Year Ended          August 1, 1996(d) to
Performance                        January 31, 1998    January 31, 1997

Net Asset Value beginning of period     $12.75              $12.14
Net investment income (loss)             (.20)(a)           (.05)
Net realized and unrealized
gain on securities                      3.14                2.28
Total from investment operations        2.94                2.23
Distributions
Dividends from net realized gain        (1.57)              (1.62)
Net asset value, end of period          (14.12)             $12.75
Total Return(b)                         23.48%              19.43%(c)
Ratios to Average Net Assets:
Expenses                                1.76%               .93%(c)
Net investment (loss)                   (1.39)%             (.73)%(c)


                                   Class C Shares      Class C Shares
Per Class Share Operating          Year Ended          August 1, 1996(d) to
Performance                        January 31, 1998    January 31, 1997

Net Asset Value beginning of period     $12.75              $12.14
Net investment income (loss)             (.19)(a)           (.05)
Net realized and unrealized
gain on securities                      3.14                2.28
Total from investment operations        2.95                2.23
Distributions
Dividends from net realized gain        (1.57)              (1.62)
Net asset value, end of period          (14.13)             $12.75
Total Return(b)                         23.55%              19.43%(c)
Ratios to Average Net Assets:
Expenses                                1.71%               .93%(c)
Net investment (loss)                   (1.34)%             (.73)%(c)



                                        Class P Shares
Per Class Share Operating               January 5, 1998(d) to
Performance                             January 31, 1998

Net Asset Value beginning of period     $14.38
Net investment income (loss)             (.01)(a)
Net realized and unrealized
gain on securities                      (.11)
Total from investment operations        (.12)
Distributions
Dividends from net realized gain          -
Net asset value, end of period          (14.26)
Total Return(b)                          (.80)%
Ratios to Average Net Assets:
Expenses                                .08%(c)%
Net investment (loss)                   (.05)%(c)



Supplemental Data                     Year Ended January 31,
For All Classes:                 1998    1997       1996      1995       1994
Net assets, end of year (000)  $553,086  $330,358   197,602   $127,579  143,693
Portfolio turnover rate        33.60%    42.35%     50.12%     17.57%   16.29%
Average commissions per share
paid on equity transactions     $.049    $.046      $.053      $.059     n/a


Supplemental Data                     Year Ended January 31,
For All Classes:                 1993    1992       1991      1990       1989
Net assets, end of year (000)  $151,068  $156,932   $117,786  $119,836 $163,676
Portfolio turnover rate       17.22%    12.62%      12.76%    14.57%  20.20%
Average commissions per share
paid on equity transactions   n/a       n/a         n/a     n/a       n/a

+ The Fund had only one class of shares prior to August 1, 1996. That class of shares is now designated Class A shares.

(a)Calculated  using average  shares
outstanding during the period.
(b)Total return does not consider the effects of sales loads.
(c) Not annualized.
(d) Commencement of operations of Class shares.
   See Notes to Financial Statements.

PURCHASES
This Prospectus offers four classes of shares: Class A, B, C and P. These classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered based on the per share net asset value ("NAV") next computed after we accept your purchase order submitted in proper form, plus a front-end sales charge as described below, in the case of the Class A shares and without a front-end sales charge, in the case of the Class B, C and P shares as described below. Investors should read this section carefully to determine which class of shares represents the best investment option for their particular situation.


Class A
o       Normally offered with a front-end sales charge.
o       Lower annual expenses than Class B and Class C shares.

Class B
o       No front-end sales charge.
o       Higher annual expenses than Class A shares.
o A contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase.
o       Automatically convert to Class A shares after eight years.

Class C
o       No front-end sales charge.
o       Higher annual expenses than Class A shares.
o A contingent deferred sales charge usually is applied to shares sold prior to the first anniversary of purchase.

Class P shares, available to a limited number of shareholders, are described on the next page.

It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional. For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

CLASS A SHARES. Front-end sales charges are as
follows:
                                                                   To Compute
                As a % of            As a % of                    Offering Price
                Offering             Your                         Divide
                 Price               Investment                   NAV by
Your  Investment
Less than $50,000     5.75%             6.10%                    .9425
$50,000 to $99,999    4.75%             4.99%                    .9525
$100,000 to $249,999  3.75%             3.90%                    .9625
$250,000 to $499,999  2.75%             2.83%                    .9725
 $500,000 to $999,999 2.00%             2.04%                    .9800
$1,000,000 over          No Sales Charge                         1.0000


REDUCING
YOUR CLASS A FRONT-END SALES CHARGES. There are several ways you can qualify for a lower sales charge when purchasing Class A shares if you inform the Fund that you are eligible at the time of purchase:

o Rights of Accumulation -- a Purchaser can add the share value of any Eligible Fund already owned to the amount of the next purchase of Class A shares for purposes of calculating the sales charge.

 o Statement of Intention -- a Purchaser can purchase Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are not included.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under the following circumstances. 1Purchases of $1 million or more.*
2 Purchases by Retirement  Plans with at least*
100 eligible employees.
3 Purchases under a Special Retirement Wrap Program.*
4 Purchases made with dividends and distributions on Class A shares of another Eligible Fund.
5 Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares.
6 Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor.
7 Purchases  under a Mutual Fund Wrap-Fee  Program.
8 Lord Abbett Consultants/Advisers.
9  Employees  of  our  shareholder  servicing  agent.
10 Employees of any national securities trade organization to which Lord Abbett belongs.
11 Employees of Lord Abbett and our Directors/Trustees (active or retired), their spouses, including surviving spouses and other family members. 12 Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6, 9, 10 and 11 above.

*May be subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES ("CDSC"). The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will constitute new sales for purposes of assessing the CDSC.

CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (O) categories listed above subject to a dealer's concession of up to 1% and you redeem any of the Class A shares within 24 months after the month in which you initially purchased such shares, the Fund normally will collect a CDSC of 1%.

The  Class  A  share  CDSC   generally   will  be  waived  under  the  following
circumstances.
o       Benefit payments such as Retirement Plan loans, hardship withdrawals,
death,   disability,   retirement,   separation   from  service  or  any  excess
distribution under Retirement Plans (documentation may be required).
o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC varies depending on how long you own your shares according to the following schedule.

                                   Contingent Deferred
Anniversary(1)                     Sales Charge on
of the Day on                      Redemptions
Which the Purchase                 (As % of Amount
Order Was Accepted                 Subject to Charge)

On      Before
        1st                        5.0%
1st     2nd                        4.0%
2nd     3rd                        3.0%
3rd     4th                        3.0%
4th     5th                        2.0%
5th     6th                        1.0%
on or after the                    None
6th anniversary(2)
(1)Anniversary is the 365th day subsequent to a purchase or a prior anniversary.
(2)Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


The  Class  B  share  CDSC   generally   will  be  waived  under  the  following
circumstances.
o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans.
o Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts.
o Death of the shareholder (natural person).
o On redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year).

 See "Systematic Withdrawal Plan" for more information on CDSCs with respect to Class B shares.

CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your original purchase. An exception is made for shares redeemed from a Mutual Fund Wrap-Fee Program.


APPLICATION OF CDSC TO A REDEMPTION. To determine if a CDSC applies to a redemption, the Fund redeems shares in the following order.
1 Shares acquired by
reinvestment of dividends and capital gains.
2 Shares held for six years or more
(Class B) or one year or more (Class C).
3 Shares  held the  longest  before the
sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C).

Class P Shares.
o       No front-end sales charge.
o       Lower annual expenses than Class B and Class C shares.
o       No CDSC.

Class P shares are available to a limited number of investors. Class P shares are currently sold at net asset value to the trustees of, or employer-sponsors with respect to, pension or Retirement Plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders. Purchases and redemptions of Class P shares will be effected at net asset value by trustees, custodians or employers on behalf of plan participants.

OPENING YOUR ACCOUNT
Minimum Initial Investment
o Regular account                                   $1,000
o Individual Retirement Accounts,
        (Traditional, Education and Roth) and 403(b)  $250
o Invest-A-Matic and Div-Move                         $250 initial
                                             $50 subsequent minimum

For Retirement Plans and Mutual Fund Wrap-Fee Programs, there is no minimum investment required, regardless of share class.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You may be charged a fee if you effect transactions through an independent dealer or agent. You should read this Prospectus carefully before placing your order to assure your order is in proper form.

Lord Abbett Developing Growth Fund, Inc.
P.O. Box 419100
Kansas City, MO 64141


PROPER FORM. To be in proper form an order submitted directly to the Fund must contain (1) a completed Application Form or information and documentation required supplementally by the Fund, and (2) payment by check. For more information regarding proper form of a purchase order, call the Fund at 800-821-5129.

Payment must be credited in U.S. dollars to our custodian bank's account.

IMPORTANT INFORMATION. If you fail to provide a correct taxpayer identification number or to make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold a portion (31%) of any redemption proceeds and of any dividend or distribution on your account.

BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund. We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive, increase or establish minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


SHAREHOLDER SERVICES

TELEPHONE EXCHANGES. You or your investment professional, with proper identification, can instruct the Fund by telephone to exchange shares of any class for the same class of any Eligible Fund. Instructions must be received by the Fund in Kansas City by calling 800-821-5129 prior to the close of the New York Stock Exchange ("NYSE") to obtain an Eligible Fund's NAV per class share on that day. Exchanges will be treated as a sale for federal tax purposes.

For your protection, telephone requests for exchanges are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges and may revoke the privilege for all shareholders upon 60 days' prior written notice. You have this privilege unless you refuse it in writing.

You should read the prospectus of the other Lord Abbett-sponsored fund(s) selected before making an exchange.

INVEST-A-MATIC. You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into the Fund by means of automatic money transfers from your bank checking account. See the attached Application Form for instructions.

DIV-MOVE. You can invest the dividends paid on your account ($50 minimum) into another account, within the same class, in any Eligible Fund. The account must be either your account, a joint spousal account, or a custodial account for your minor child.

INVESTING BY PHONE. Upon completion and receipt of the attached application form (in particular, section 7), you can instruct the Fund by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares upon receipt of the money from your bank.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). You can make periodic cash withdrawals from your account which are automatically paid to you in fixed or variable amounts. To participate, the value of your shares must be at least $10,000, except for retirement plans for which there is no minimum.
With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class B (up to 12% per year) and Class C shares, will be redeemed in the order described under "Redemptions."

LORD ABBETT'S RETIREMENT PLANS. The Lord Abbett Family of Funds offers a range of qualified retirement plans, including IRAs (Traditional, Education and Roth), SIMPLE IRAs, Simplified Employee Pension Plans, 403(b) and pension and profit-sharing plans, including 401(k) plans. To find out more about these plans, call the Fund at 800-842-0828.

ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

HOUSEHOLDING. Generally, shareholders with the same last name and address will receive a single copy of an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have the one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

PRICING SHARES. The net asset value ("NAV") per share for each class of shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") by dividing a Class's net assets by the number of shares outstanding. The Fund is open on those business days when the NYSE is open. Purchases and redemptions are executed at the next NAV to be calculated after your order is accepted.


REDEMPTIONS  By  Broker.  Call  your  broker  or  investment   professional  for
directions on how to redeem your shares.

BY TELEPHONE. To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative can call the Fund at 800-821-5129. The Fund will employ the procedures described in telephone exchanges to confirm that the instructions received are genuine. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

BY MAIL. Submit a written redemption request indicating your Fund's name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129. We will verify that the shares being redeemed were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Normally a check will be mailed to the name(s) and address(es) in which the account is registered, or otherwise according to your instruction within one business day after receipt of your redemption request. The Fund reserves the right to make payment within three business days.

To determine if a CDSC applies to a redemption, see "Contingent Deferred Sales Charges" above.

DIVIDENDS AND CAPITAL GAINS
Dividends/Capital Gains Distributions. Dividends from net investment income, if any, are expected to be paid annually. Any capital gains distribution is expected to be made annually and may be taken in cash or reinvested. A second distribution may be made in order to comply with Federal income tax requirements that a certain percentage of capital gains be distributed during the year. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Fund between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

DIVIDENDS/CAPITAL GAINS RECEIPT OR REINVESTMENT. If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possible after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

TAXES. The Fund pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

Each January, the Fund will mail to you, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult your tax adviser concerning applicable state and local taxes.

For  more   information   about  the  tax   consequences   from   dividends  and
distributions, see the Statement of Additional Information.


OUR MANAGEMENT

The Fund is supervised by a Board of Directors, an independent body which has ultimate responsibility for the Fund's activities. The Board has retained Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages about $27 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to twelve other funds having various investment objectives and also advises other investment clients. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

The Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended January 31, 1998, the fee paid to Lord Abbett was at an annual rate of 0.56 of 1% for the Fund. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

THE FUND. The Fund is a diversified open-end management investment company incorporated under Maryland law on August 21, 1978. Our predecessor corporation was organized on July 11, 1973. Its Class A, B, C and P shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

FUND PERFORMANCE
During the past fiscal year, the Fund continued its strategy of identifying and investing in unique companies that we believe offer good long-term earnings prospects. Although the sector allocation of the Fund's portfolio continues to be well-diversified, there was a slight overweighting in the energy and software sectors, where we found many of our strongest performers. Our criteria for stock-picking remains focused on reasonably priced stocks of companies with above-average, long-term potential, and away from the high-multiple "momentum" stocks.

See the performance chart on the second to last page of this Prospectus.

INVESTMENT POLICIES, RISKS AND LIMITS

The Fund is permitted to utilize, within limits established by the Board of Directors, the following investment policy in an effort to enhance the Fund's performance. This policy has risks associated with it. However, the Fund follows certain practices that may reduce these risks. To the extent the Fund utilizes this policy, its overall performance may be positively or negatively affected.

FOREIGN SECURITIES: Foreign securities are securities primarily traded in countries outside the United States.

Risk: These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible withholding taxes and different settlement practices.

Limit: The Fund may invest up to 10% of its assets at the time of investment in foreign securities.

OBJECTIVE,  RESTRICTION  AND  POLICY  CHANGES.  The  Fund  will not  change  its investment objective or its fundamental restrictions without shareholder approval. If the Fund determines that its objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, the Fund may make such change by disclosing it in the Prospectus.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

SALES COMPENSATION
As part of its plan for distributing shares, the Fund, along with Lord Abbett Distributor, pays compensation to Authorized Institutions that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: sales charges (front-end, level load and back-end) and 12b-1 fees that are paid out of the Fund's assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the Fund for each share class. The sales charges and 12b-1 fees paid by investors are detailed in the class-by-class information under "Investor Expenses" and "Purchases." The portion of these expenses that are paid as compensation to Authorized Institutions, such as your dealer, are shown in the chart on the last page of this Prospectus. Sometimes compensation is not paid where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation as with an account under a Mutual Fund Wrap-Fee Program.
Rule 12b-1 distribution fees may be used to pay for sales compensation to Authorized Institutions, for any activity which is primarily intended to result in the sale of shares and, for Class B shares, the financing of sales commissions.

FIRST YEAR COMPENSATION. Whenever you make an investment in the Fund, the Authorized Institution receives compensation as described in the chart on the last page of this Prospectus.

ANNUAL COMPENSATION AFTER FIRST YEAR. Beginning with the second year after an investment is made, the Authorized Institution receives annual compensation as described in the chart on the last page of this Prospectus.

Additional Concessions may be paid to Authorized Institutions from time to time.

GLOSSARY OF TERMS
ADDITIONAL CONCESSIONS. A supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares is available to Authorized Institutions which have a program for the promotion and retention of such shares satisfying Lord Abbett Distributor. Class A shares held pursuant to a satisfactory program would, for example, (i) constitute a significant percentage of the Fund's net assets, (ii) be held for a substantial length of time and/or (iii) have a lower than average redemption rate. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions."

ELIGIBLE FUND. (a) Any Lord Abbett-sponsored fund except certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett Research Fund -- Mid-Cap Series; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). (b) Any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

ELIGIBLE GUARANTOR. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

EMPLOYEES OF LORD ABBETT/FUND DIRECTORS (TRUSTEES). The terms "directors," "trustees" (of a Fund) and "employees" (of Lord Abbett) include a director's (trustee's) or employee's spouse (including the surviving spouse of a deceased director (trustee) or employee). The terms "directors," "trustees" and "employees of Lord Abbett" also include other family members and retired directors (trustees) and employees.

LEGAL CAPACITY. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President.

An acceptable form of guarantee would be as follows:
o In the case of the estate -
        Robert A. Doe, Executor
        of the Estate of John W. Doe
       [Date]            SIGNATURE GUARANTEED
                         MEDALLION GUARANTEED
                         NAME OF GUARANTOR
                         /S/ [ILLEGIBLE]
___________________________________________
                         AUTHORIZED SIGNATURE

o In the case of the corporation -
        ABC Corporation
        Mary B. Doe
        By Mary B. Doe, President
        [Date]           SIGNATURE GUARANTEED
                         MEDALLION GUARANTEED
                         NAME OF GUARANTOR
                         /S/ [ILLEGIBLE]
___________________________________________
                         AUTHORIZED SIGNATURE



LORD ABBETT CONSULTANTS/ADVISERS. Consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund.

LORD ABBETT DISTRIBUTOR LLC. Lord Abbett Distributor is the Fund's exclusive selling agent. Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained.

MUTUAL FUND WRAP-FEE PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

PURCHASER. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

RETIREMENT PLANS. Employer-sponsored retirement plans under the Internal Revenue Code.

SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

TOTAL RETURN. "Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. There is no CDSC for Class P shares. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level load or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

The performance of the Class A shares which is shown in the comparison below will be more than or less than that shown below for Class B, C and P shares based on the differences in sales charges and fees paid by shareholders investing in the different classes. Comparison of change in value of a $10,000 investment in Class A shares in the Fund, assuming reinvestment of all dividends and distributions and the unmanaged Russell 2000 Index.

               Fund at NAV         Fund at                 Russell 2000 Index
                              Maximum Offering Price

1988           10,000         9,420
1989           11,062         10,420                        12,514
1990           11,020         10,381                        12,710
1991           12,635         11,902                        12,229
1992           17,882         16,845                        17,705
1993           17,470         16,456                        20,049
1994           20,336         19,157                        23,776
1995           19,777         18,630                        22,347
1996           29,710         27,987                        29,040
1997           38,132         35,921                        34,544
1998           47,431         44,681                        40,786

(LINE GRAPH OMITTED)

Average Annual Total Return for Class A Shares(3)
        19951 Year           5 Years        10 Years
        17.319960%           20.66%         16.15%

Average Annual Total Return for Class B Shares(4)
        1 Year           Life of Class (8/1/96-1/31/98)
         18.54%           26.08%

Average Annual Total Return for Class C Shares(5)
        1 Year  Life of Class (8/1/96-1/31/98)
        23.55%  29.61%

 Total Return for Class P Shares(6)(7)
       Life of Class (1/5/98-1/31/98)
                (.80)%



(1)Data reflects the deduction of the maximum initial sales charge of 5.75% applicable to Class A shares. (2)Performance numbers for the unmanaged Russell 2000 Index do not reflect transaction costs or management fees. An investor cannot invest directly in this Index.

(3)Total return is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending January 31, 1998 using the SEC-required uniform method to compute such return. (4) Performance reflects the deduction of the applicable CDSC.
(5) Performance is at net asset value.
(6) Not annualized.
(7) No sales  charge.



                                             FIRST YEAR COMPENSATION
Class A investments
                 Front-end
                 sales charge      Dealer's      Service     Total Compensation
                 paid by investors concession    Fee(1)      (%of offering
                 (% of offering    (% of         (%of net        price)
                     price)       offering price) investment)
Less than $50,000   5.75%          5.00%           0.25%          5.24%
$50,000 - $99,999   4.75%           4.00%          0.25%          4.24%
$100,000 - $249,999 3.75%           3.25%          0.25%           3.49%
$250,000 - $499,999  2.75%          2.25%          0.25%          2.49%
$500,000 - $999,999  2.00%          1.75%          0.25%          2.00%
$1 million or more(3) or
Retirement Plan - 100 or more eligible employees(3) or Special Retirement Wrap Program(3)

First $5 million no front-end sales charge  1.00%      0.25%     1.25%
Next $5 million  no front-end  sales        0.55%      0.25%     0.80%
above that
Next $40 million nofront-end sales charge   0.50%      0.25%     0.75%
above that
Over $50 million no front-end sales charge  0.25%      0.25%     0.50%

Class B investments Paid at time of sale (% of net asset value) (4) net asset value)(4)
All amounts no front-end sales charge       3.75%      0.25%      4.00%
Class C  investments
All amounts no front-end sales charge       0.75%      0.25%      1.00%
Class P  investments      Percentage  of average net assets
All amounts no front-end sales charge       0.25%     0.20%       0.45%


ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
All amounts     no front-end sales charge       none    0.25%   0.25%
Class B  investments                       Percentage of average net assets (5)
All  amounts    no front-end sales charge       none    0.25%   0.25%
Class C investments
All  amounts    no front-end sales charge       0.75%   0.25%   1.00%
Class P investments
All amounts     no front end sales charge       0.25%   0.20%   0.45%


(1) The service fee for Class A and P shares is paid quarterly and for Class A shares may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on Class B and C shares is paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.
(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale.
With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded.

(4) Class C shares of the Fund may be purchased under a Mutual Fund Wrap-Fee Program, in which case, an alternative method of payment may be made quarterly on average net assets, on a pro-rata basis, during the first year subsequent to the purchase of shares, excluding dividend and distribution reinvestments. After the first year, payments with respect to C shares under a Mutual Fund Wrap-Fee Program follow the chart above as set forth under "Annual Compensation After First Year."
(5) With respect to Class B, C and P shares,  0.25% and 1.00% and
0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.

Investment Manager and Underwriter
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141 800-821-5129

Auditors Deloitte & Touche LLP

Counsel
Debevoise & Plimpton Printed in the U.S.A.
LADG-1-698
(6/98)


LORD ABBETT
DEVELOPING GROWTH FUND, INC.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203


June 1, 1998

Application Inside


LORD ABBETT
DEVELOPING GROWTH FUND, INC.

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                                JUNE 1, 1998
                                   LORD ABBETT
                          DEVELOPING GROWTH FUND, INC.

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated June 1, 1998.

Lord Abbett Developing Growth Fund, Inc. (sometimes referred to as "we" or the "Fund") was incorporated under Maryland law on August 21, 1978 and its predecessor corporation was organized on July 11, 1973. The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares. This Statement of Additional Information offers four of those classes (A, B ,C and P), $0.01 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

         TABLE OF CONTENTS                                          Page

1.       Investment Objective and Policies                            2
2.       Directors and Officers                                       5
3.       Investment Advisory and Other Services                       7
4.       Portfolio Transactions                                       8
5.       Purchases, Redemptions and Shareholder Services              9
6.       Past Performance                                            18
7.       Taxes                                                       18
8.       Information About the Fund                                  20
9.       Financial Statements                                        20

                                       1.
                        Investment Objective and Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940 ("the Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes,
(iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law; (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry
(excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Funds total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

A repurchase agreement is the purchase and simultaneous commitment to resell a security at a specified time and price. The underlying security is collateral under the agreement. As a matter of operating policy, we will not invest more than 10% of the value of our assets in repurchase agreements maturing in more than seven days.

We did not invest in repurchase agreements or lend portfolio securities during our last fiscal year and have no present intent to do so.

PORTFOLIO TURNOVER RATE. For the fiscal year ended January 31, 1998, our portfolio turnover rate was 33.60% versus 42.35% for the prior fiscal year.

STOCK INDEX FUTURES CONTRACTS. The Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the New York Stock Exchange ("NYSE"), are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

                                       2.
                             Directors and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office. Age 56.

Robert B. Calhoun *
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 55. * Elected a director, effective as of June 17, 1998

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.


Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.


The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.



                                 For the Fiscal Year Ended January  31, 1998
         (1)                  (2)                  (3)                    (4)

                                                             For Year Ended
                                        Equity-Based         December 31, 1997
                                        Benefits Accrued     Total Compensation
                           Aggregate    by the Fund and      Accrued by the Fund
                           Compensation Twelve Other Lord  and Twelve Other Lord
                           Accrued by   Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund1    Funds2                 Funds3

E. Thayer Bigelow          $1,114              $17,068                $56,000
Stewart S. Dixon           $1,092              $32,190                $55,000
John C. Jansing            $1,092              $45,085(4)             $55,000
C. Alan MacDonald          $1,139              $30,703                $57,400
Hansel B. Millican, Jr.    $1,092              $37,747                $55,000
Thomas J. Neff             $1,114              $19,853                $56,000


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of January 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,724; Mr. Dixon, $29,166; Mr. Jansing, $65,878; Mr. MacDonald, $22,129; Mr. Millican, $67,603 and Mr. Neff, $68,005.
   If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of January 31, 1998, each would own, the following: Mr. Bigelow, 260 shares; Mr. Dixon, 3,125 shares; Mr. Jansing, 22,764 shares; Mr. MacDonald, 1,550 shares; Mr. Millican, 4,737 shares; and Mr. Neff, 8,420 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Stephen J. McGruder, Executive Vice President, age 54; Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Daniel E. Carper, age 46; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.); Thomas F. Konop, age 56; Robert G. Morris, age 53; A. Edward Oberhaus, age 38; Keith F. O'Connor, age 42; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of May 1, 1998, our officers and directors, as a group, owned less than1% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the twelve general partners of Lord Abbett, six are officers and/or directors of the Fund: Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The six other general partners are: Stephen Allen, Zane Brown, Daria L. Foster, W. Thomas Hudson, Michael B. McLaughlin, and Robert J. Noelke. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000 and .50 of 1% of such assets over $100,000,000. This fee is allocated among Class A, B, C and P shares based on the classes' proportionate shares of such average daily net assets. For the fiscal years ended January 31, 1998, 1997 and 1996, the management fees paid to Lord Abbett amounted to $2,325,894, $1,579,214, and $1,098,965 respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended January 31, 1998, 1997 and 1996, we paid total commissions to independent dealers of $1,930,696, $1,696,590, and $981,015, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The maximum offering price of our Class A shares on January 31, 1998 was computed as follows:

 Net asset value per share (net assets divided by
 shares outstanding)..............................................$14.27

 Maximum offering price per share (net asset value
 divided by .9425)................................................$15.14

The net asset value per share for the Class B, C and P shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B, C and P shares are sold at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                      Year Ended January 31

                                1998           1997              1996
                               ----           ----              ----
Gross sales charge        $3,195,724        $2,604,448         $747,825

Amount allowed to dealers $2,768,167        $2,285,132         $679,143
                          ----------        ----------         --------
Net commissions
received by Lord Abbett   $427,557          $319,316            $68,682


CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.


ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. The Fund offers investors five different classes of shares. This Statement of Additional Information offers four of those classes designated Class A, B, C and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.28 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described below.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described below. Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

CLASS A, B, C AND P RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund Classes: the "A Plan," the "B Plan," the"C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of shares of each Class, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year ended January 31, 1998, the Fund accrued or paid through Lord Abbett to authorized institutions $998,221, $244,235, $138,510, and $203 under the A, B, C and P
Plans, respectively. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT  DEFERRED SALES CHARGES. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on (a) the aggregate dollar amount of your account, in the case of Class A shares, and (b) the percentage of each share redeemed, in the case of class B and C shares, representing an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price. Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                      Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted      on Redemptions (As % of Amount
                                           Subject to Charge)
Before the 1st........................................................5.0%
On the 1st, before the 2nd............................................4.0%
On the 2nd, before the 3rd............................................3.0%
On the 3rd, before the 4th............................................3.0%
On the 4th, before the 5th............................................2.0%
On the 5th, before the 6th ...........................................1.0%
On or after the 6th anniversary.......................................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of an individual shareholder (a natural person). In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention as described in the Prospectus, you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees and (g) in connection with a merger, acquisition or other reorganization (h) through a "special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to a participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions of over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, there is no CDSC. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of return for the last one, five and ten year(s) ending on January 31, 1998 were as follows: 17.30%, 20.66% and 16.15%, respectively for the Fund's Class A shares. For Class B shares, the Fund's average annual rates of return for the last one year and life of the class periods ending on January 31, 1998 were 18.54% and 26.08%, respectively. For Class C shares, the Fund's average annual rates of return for the last one year and life of the class periods ending on January 31, 1998 were 23.55% and 29.61%, respectively. For Class P shares, the Fund's total return for the life of the class period (January 5, 1998 to January 31, 1998) was (.80)%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.


                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the redemption, repurchase or sale of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

As described in the Prospectus under "Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund. Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases shares in certain foreign investment entities, called "PFICs" or "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Fund were to invest in a passive foreign investment company with respect to which the Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Proposed legislation would revise the passive foreign investment company rules in various respects; it is unclear whether and in what form such legislation might be enacted.

Gains and losses realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund should qualify for the dividends-received deduction for corporations, to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund share.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended January 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett
Developing Growth Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION


Item 24. Financial Statements and Exhibits

         (a)      Financial Statements
                  Part A- Financial Highlights for the ten years ended January 31, 1998.

                  Part B- Statement of Net Assets at January 31, 1998. Statement of Operations for the year ended January 31, 1998. Statements of Changes in Net Assets for the years ended January 31, 1998 and 1997. Financial Highlights for the five years ended January 31, 1998.

         (b)      Exhibits -

                  99.B1     Restated Articles*
                  99.B2     By-Laws*
                  99.B11    Consent of Deloitte & Touche LLP*
                  99.B18    Form of Plan entered into by Registrant pursuant to
                            Rule 18f-3.**
                  Ex. 16    Computation of Performance and Yield*
                  Ex. 27    Financial Data Schedule*

* Filed herewith.
** Incorporated by Reference to Post-Effective  Amendment No.
12 to the Registration Statement on Form N-1A of Lord Abbett Investment Trust (File No. 33-68090).

                  Exhibit items not listed above are not applicable.


Item 25. Persons Controlled by or Under Common Control with Registrant

                  None.


Item 26. Number of Record Holders of Securities

                  At  May 8, 1998        Class A -  37,063
                                         Class B  - 10,684
                                         Class C  -  4,626
                                         Class P  -      9

Item 27. Indemnification

         Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

         The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either
         Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said
         Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said
         Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 28. Business and Other Connections of Investment Adviser

         Lord, Abbett & Co. acts as investment adviser for twelve other open-end investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 6,220 private accounts. Other than acting as directors and/or officers of open-end investment companies sponsored by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, or partner of any entity except as follows:

                  John J. Walsh
                  Trustee
                  The Brooklyn Hospital Center
                  100 Parkside Avenue
                  Brooklyn, N.Y.


Item 29.(a)       Principal Underwriter

                  Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett U.S. Government Money Market Fund, Inc. Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust
                  Lord Abbett Research Fund, Inc.

                  Investment Advisor
                  American Skandia Trust (Lord Abbett Growth & Income Portfolio)

         (b)      The partners of Lord, Abbett & Co. are:

                  Name and Principal        Positions and Offices
                  Business Address (1)      with Registrant

                  Robert S. Dow                      Chairman and President
                  Paul A. Hilstad                    Vice President & Secretary
                  Daniel E. Carper                   Vice President
                  Robert G. Morris                   Vice President
                  E. Wayne Nordberg                  Vice President
                  John J. Walsh                      Vice President

The other partners,  as follows, are neither officers nor directors of the Fund:
Stephen I Allen, Zane E. Brown, Daria L. Foster, W. Thomas Hudson, Michael B. McLaughlin and Robert J. Noelke.

          (1)     Each of the above has a principal business address:
                  767 Fifth Avenue, New York, NY 10153
          (c)      Not applicable


Item 30. Location of Accounts and Records

Registrant maintains the records,  required by Rules 31a - 1(a) and (b), and 31a
- 2(a) at its main office.

Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

         (a)      None


Item 32. Undertakings

         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


              The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of May.

                                    LORD ABBETT DEVELOPING GROWTH FUND, INC.


                                         By /s/ Robert S. Dow
                                         Robert S. Dow
                                         Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                              Chairman, President
/s/Robert S. Dow              and Director                  May 29, 1998
Robert S. Dow                 (Title)                        (Date)

                              Vice President
/s/ Keith F. O'Connor         and Chief Financial Officer   May 29, 1998
Keith F. O'Connor             (Title)                        (Date)


/s/ E. Wayne Nordberg         Director                      May 29, 1998
E. Wayne Nordberg              (Title)                        (Date)


/s/ E. Thayer Bigelow         Director                      May 29, 1998
E. Thayer Bigelow              (Title)                        (Date)


/s/ Stewart S. Dixon          Director                      May 29, 1998
Stewart S. Dixon               (Title)                        (Date)


/s/ John C. Jansing           Director                      May 29, 1998
John C. Jansing                (Title)                        (Date)


/s/ C. Alan MacDonald         Director                      May 29, 1998
C. Alan MacDonald             (Title)                         (Date)


/s/ Hansel B. Millican, Jr.   Director                      May 29, 1998
Hansel B. Millican, Jr.       (Title)                         (Date)


/s/ Thomas J. Neff            Director                      May 29, 1998
Thomas J. Neff                (Title)                         (Date)

                    LORD ABBETT DEVELOPING GROWTH FUND, INC.

                             ARTICLES OF RESTATEMENT


                  FIRST:   LORD ABBETT DEVELOPING GROWTH FUND, INC., a Maryland
          corporation, (the "Corporation") desires to restate its charter as currently in effect.

                  SECOND: The following provisions are all the provisions of the charter currently in effect.

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                    LORD ABBETT DEVELOPING GROWTH FUND, INC.


                                    ARTICLE I

                  I, the subscriber, Kenneth B. Cutler, whose post office address is 63 Wall Street, New York, New York 10005, being at least twenty-one years of age, am acting as incorporator with the intention of forming a corporation under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations.


                                   ARTICLE II

                  The  name  of  the   corporation   (hereinafter   called   the
"Corporation") is Lord Abbett Developing Growth Fund, Inc.

                                   ARTICLE III

                  The current post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202.

                  The Corporation's current resident agent is The Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore, Maryland 21202. Said resident agent is a corporation in the State of Maryland.


                                   ARTICLE IV

                  The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it, are as follows:

                  1. To conduct, operate and carry on the business of an investment company.

                  2. To purchase, subscribe for, invest in or otherwise acquire, and to own, hold, sell, possess, transfer or otherwise dispose of, or turn to account or realize upon, and generally deal in, all forms of securities of every nature, kind, character, type and form, including but not limited to, shares, stocks, bonds, debentures, notes, scrip, participation certificates, rights to subscribe, warrants, options, certificates of deposit, choses in action, evidences of indebtedness, certificates of indebtedness and certificates of interest of any and every kind and nature whatsoever, secured and unsecured, issued or to be issued, by any corporation, partnership, association, trust, entity or person, public or private, whether organized under the laws of the United States, or any state, commonwealth, territory or possession thereof, or organized under the laws of any foreign country.

                  3. To issue, sell, repurchase, redeem, retire, cancel, acquire, resell, transfer, and otherwise deal in shares of the capital stock of the Corporation, and to apply to any such repurchase, redemption, retirement, cancellation or acquisition of shares of capital stock of the Corporation, any funds of the Corporation, whether capital, surplus or otherwise to the full extent permitted by the laws of Maryland, all without the vote or consent of the stockholders of the Corporation.

                  4. To conduct its business in the State of Maryland, all other states and elsewhere in any part of the world, and to have one or more offices outside the State of Maryland.

                  5. To do any and all things herein set forth, and in addition such other acts and things as are necessary or convenient to the attainment of the purposes of this Corporation, or any of them, to the same extent as natural persons lawfully might or could do in any part of the world, and to engage in any lawful act or activity for which corporations may be organized under the laws of the state of Maryland.

                  The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from the terms of any other clause of this or any other Article of these Articles of Incorporation, and shall each be regarded as independent, and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Corporation shall not have power to carry on within the State of Maryland any business whatsoever the carrying on of which would preclude it from being classified as an ordinary business corporation under the laws of said State; nor shall any of the foregoing statements of its objects, purposes and powers be deemed to permit the Corporation to carry on any business, or exercise any powers, in any state, territory, district or county except to the extent that the same may lawfully be carried on or exercised under the laws thereof.


                                    ARTICLE V

                  SECTION 1. The total number of shares which the Corporation has authority to issue is 75,000,000 shares of capital stock of the par value of $.001 each, having an aggregate par value of $75,000. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify or reclassify any unissued shares of stock of the Corporation, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify or reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All shares of stock of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as the other shares of stock of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of shares of stock of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, or as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law. Prior to the first classification of unissued shares of stock into additional series, all outstanding shares of stock shall be of a single series, and prior to the first classification of a series into additional classes, all outstanding shares of stock of such series shall be of a single class. Notwithstanding any other provision of these Articles, upon the first classification of unissued shares of stock into additional series, the Board of Directors shall specify a legal name for the outstanding series, as well as for the new series, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.

         [On July 3, 1996, the Articles of Incorporation of the Corporation were amended by the filing of Articles of Amendment with the State Department of Assessments and Taxation of Maryland which specified the legal name for the existing class of capital stock of the Corporation, both outstanding shares and unissued shares, as Class A.

                  On July 9, 1996, the Articles of Incorporation of the Corporation were further supplemented by the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland which, as subsequently corrected by a Certificate of Correction filed on September 5, 1996, (a) increased the number of shares of Class A capital stock which the Corporation shall have authority to issue to 1,000,000,000 of the par value $.001 each, having an aggregate par value of $1,000,000 and (b) pursuant to the authority of the Board of Directors of the Corporation to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, classified and reclassified (i) 25,000,000 authorized but unissued Class A shares as Class C shares and (ii)
20,000,000 authorized but unissued Class A shares as Class B shares. Such Articles Supplementary further provided that subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation's Class B and Class C stock shall be invested in the same investment portfolio of the Corporation as the Class A stock and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation and shall be subject to all other provisions of the Articles of Incorporation relating to stock of the Corporation generally.

         On December 8, 1997, the Articles of Incorporation of the Corporation were further supplemented by the filing of Articles Supplementary with the State Department of Assessments and Taxation of Maryland which, pursuant to the authority of the Board of Directors of the Corporation to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, classified and reclassified 30,000,000 authorized but unissued Class A shares as Class P shares and another 30,000,000 authorized but unissued Class A shares as Class Y shares, thus leaving 895,000,000 authorized but unissued Class A shares of capital stock. Such Articles Supplementary further provided that subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation's Class P and Class Y stock shall be invested in the same investment portfolio of the Corporation as the Class A, Class B and Class C stock, and shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation and shall be subject to all other provisions of the Articles of Incorporation relating to stock of the Corporation generally.]

                  SECTION  2.  A  description   of  the  relative   preferences,
conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series and classes of series of shares is as follows, unless otherwise set forth in Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland or otherwise determined pursuant to these Articles:

                  (a) Assets Belonging to Series. All consideration received or receivable by the Corporation for the issue or sale of shares of a particular series, together with all assets in which consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that series as provided in the following sentence, are herein referred to as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments that are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon stockholders of all series for all purposes.

                  (b) Liabilities  Belonging to Series.  The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and with all expenses, costs, charges and reserves attributable to that series, including any such class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any unallocated items (as hereinafter defined) relating to that series, including any class thereof, as provided in the following sentence, so charged to that series, are herein referred to as "liabilities belonging to" that series. In the event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate and charge such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes. To the extent determined by the Board of Directors, liabilities and expenses relating solely to a particular class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may be adopted for such class) shall be allocated to and borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends and distributions and liquidation rights of the shares of such class.

                  (c) Dividends. Dividends and distributions on shares of a particular series may be paid to the holders of shares of that series at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that series, after providing for actual and accrued liabilities belonging to that series, as the Board of Directors may determine. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

                  (d) Liquidation. In the event of the liquidation or dissolution of the Corporation, the stockholders of each series shall be entitled to receive, as a series, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the stockholders of one or more classes of a series shall be distributed among such stockholders in proportion to the respective aggregate net asset values of the shares of such series held by them and recorded on the books of the Corporation.

                  (e) Voting. On each matter submitted to vote of the stockholders, each holder of a share shall be entitled to one vote for each such share standing in his name on the books of the Corporation irrespective of the series or class thereof and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or the Maryland General Corporation Law, such requirement as to a separate vote of that series or class shall apply in lieu of Single Class Voting as described above;
         (ii) in the event that the separate  vote  requirements  referred to in
         (i) above apply with respect to one or more (but less than all) series or classes, then, subject to (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

                  (f) Conversion. At such times (which times may vary among shares of a class) as may be determined by the Board of Directors, shares of a particular class of a series may be automatically converted into shares of another class of such series based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors.

                  SECTION 3. Each share of the capital stock of the Corporation, shall be subject to the following provisions:

                  (a) All shares of the capital stock of the Corporation now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder, in the sense used in the General Laws of the State of Maryland authorizing the formation of corporations. Each holder of the shares of capital stock of the Corporation, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock outstanding in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such shares determined as hereinafter set forth. Notwithstanding the foregoing, the Corporation may deduct from the proceeds otherwise due to any stockholder requiring the Corporation to redeem shares a redemption charge not to exceed one percent (1%) of such net asset value or a reimbursement charge, a deferred sales charge or other charge that is integral to the Corporation's distribution program (which charges may vary within and among series and classes) as may be established from time to time by the Board of Directors.

                  (b) Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the capital stock of the Corporation to require the Corporation to redeem shares of such capital stock or may suspend any voluntary purchase of such capital stock:

                             (i) for any period  (A)  during  which the New York
                  Stock Exchange is closed other than the customary weekend and holiday closing, or (B) during which trading on the New York Stock Exchange is restricted;

                             (ii) for any period during which an  emergency,  as
                  defined by the rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (A) disposal by the Corporation of securities owned by it is not reasonably practicable, or (B) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or

                             (iii) for such other periods as the  Securities and
                  Exchange Commission or any successor thereto may by order permit for the protection of security holders of the Corporation.

                  (c) the Corporation, pursuant to a resolution of the Board of Directors and without the vote or consent of stockholders of the Corporation, shall have the right to redeem at net asset value all shares of capital stock in any stockholder account in which there are less than 25 shares or such lesser number of shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interest of the Corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least 30 days shall be given to a stockholder before such redemption of shares, and that the stockholder will have 30 days (or such longer period as is specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 25 shares, or such lesser number of shares as is specified in the resolution.

                  SECTION 4. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares or votes entitled to be cast, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding or entitled to vote thereon pursuant to the provisions of these Articles of Incorporation.

                  SECTION 5. No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation which it may issue or sell (whether out of the number of shares now or hereafter authorized by these Articles of Incorporation, or any amendment thereof, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.


                                   ARTICLE VI

                  The current number of directors of the Corporation is eight, and the names of those who shall act as such until their successors are duly elected and qualify are as follows:

Robert S. Dow
E. Wayne Nordberg
E. Thayer Bigelow
Stewart S. Dixon
John C. Jansing
C. Alan MacDonald
Hansel B. Millican
Thomas J. Neff

However, the By-Laws of the Corporation may fix the number of directors at a number other than eight and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to divide the Board into classes, to increase or decrease the number of directors within a limit specified in the By-Laws, provided that in no case shall the number of directors be less than three, and to fill the vacancies created by any such increase in the number of directors. Unless otherwise provided in the By-Laws of the Corporation, the directors of the Corporation need not be stockholders.

                                   ARTICLE VII

                  The following provisions are inserted for the management of the business and conduct of the affairs of the Corporation, and to create, define, limit and regulate the powers of the Corporation, the directors and the stockholders.

                  SECTION 1. In furtherance and not in limitation of the powers conferred by the statute and pursuant to these Articles of Incorporation, the Board of Directors is expressly authorized to do the following:

                  (a) To make, adopt, alter, amend and repeal By-Laws of the Corporation.

                  (b) To distribute, in its discretion, for any fiscal year (in the year or in the next fiscal year) as ordinary dividends and as capital gains distributions, respectively, amounts sufficient to enable the Corporation as a regulated investment company to avoid any liability for Federal income tax in respect of such year. Any distribution or dividend paid to stockholders from any capital source shall be accompanied by a written statement showing the source or sources of such payment;

                  (c) To issue and sell or to cause the issuance and sale of shares of the Corporation's capital stock in such amounts and on such terms and conditions, for such purpose and for such amount or kind of consideration as is now or hereafter permitted by the laws of the State of Maryland;

                  (d) To purchase and to cause to be purchased shares of the capital stock of the Corporation, pursuant to these Articles of Incorporation, upon tender thereof by the holder or holders thereof or otherwise, provided the Corporation has assets legally available for such purpose whether arising out of paid-in surplus, other surplus, net profits or otherwise, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, and to pay for such shares in cash then held or owned by the Corporation;

                  (e) To authorize, subject to such vote, consent, or approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements with any person, corporation, association, partnership, or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, partnership, or other organization, shall render managerial, investment advisory and related services to the Corporation (including, if deemed advisable, the management or supervision of the investment portfolios of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements;

                  (f) To authorize, subject to such vote, consent or approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the execution and performance by the Corporation of an agreement or agreements, which may be exclusive, with any person, corporation, association, partnership or other organization, as distributor, providing for the sale and distribution of shares of the capital stock of the Corporation. Such agreement or agreements may provide for the charge by the Corporation of a premium over the net asset value (determined as hereinafter provided) of such shares and allowance of a discount by the Corporation to such distributor, and may further provide for the reallowance by such distributor of concessions or commissions from such discount; provided, however, that such discount shall not exceed the amount of the premium;

                  (g) To authorize any agreement of the character described in subsection (e) or (f) of this Section 1 with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also a director or officer of such corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any agreement entered into pursuant to said subsections (e) or (f) shall be consistent with and subject to the requirements of the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or any other applicable Act of Congress hereafter enacted, and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation (as such phrase is defined in the Investment Company Act of 1940, as amended from time to time) entitled to vote on the matter.

                  SECTION 2. The Board of Directors may authorize the purchase by the Corporation, either directly or through any agent, of shares of its capital stock, in the open market or otherwise, at prices not in excess of the net asset value of such shares (determined as hereinafter provided) as of a time determined by the Board of Directors reasonably proximate to the time of purchase by the Corporation or any such agent.

                  SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of the shares of the capital stock of the Corporation of each series and class as of any particular time (a "determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:

                  (a) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient, carried out to not less than two decimal points, obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

                  The net value of the assets of the Corporation of a series as of a determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities belonging to that series (as such terms are defined in subsection (b) of Section 2 of Article V), in each case as of such determination time.

                  The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series (as such terms are defined in subsection (a) of Section 2 of Article V) at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

                           (1) the  market  value as of any  such  determination
                  time of any security owned by the Corporation which is listed or admitted to trading privileges on the New York Stock Exchange or the American Stock Exchange shall be the last sale price or (in the case of a security in which there has been no previously reported sale transaction since the last determination time) the mean between the last bid price and the last asked price, for such security on such exchange. In case securities being valued are listed or admitted to trading privileges on any securities exchange other than the New York Stock Exchange or the American Stock Exchange, the securities exchange, sale transactions or bid or asked prices which are to be used as aforesaid shall be selected by the Board of Directors or any officer or other person designated by the Board of Directors for the purpose.

                           (2) The  market  value of  securities  dealt in in an
                  over-the-counter market shall be the mean between the last bid and asked price in such market prior to such determination time.

                           (3) The market value of other property, including any
                  securities which are neither listed nor admitted to trading privileges on any exchange or dealt in an over-the-counter market, shall be determined in good faith in such manner as the Board of Directors shall prescribe from time to time.

                           (4) The determination of the market value of securities hereunder may be made in reliance on any recognized source of quotations or basis for ascertaining quotations.
                            (5) If a security is traded in more than one market,
                  a determination may be made as to which market most accurately reflects the value of such security.

                  (b) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (a) and (c) of this Section 3 with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

                  (c) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, but without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

                  SECTION 4. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of the shares of capital stock of the Corporation, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned by the Corporation; the number of shares of stock of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of stock of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of shares of stock of any series or class.

                  SECTION 5. If the Corporation should change its name and adopt its corporate title through permission of the firm of Lord, Abbett & Co., which shall have entered into a management or advisory contract with the Corporation, the Corporation shall make appropriate agreements that upon the termination of such contract for any cause, or if such firm or subsidiary or affiliate or successor deems it advisable to withdraw the right to the use of its name, the Corporation will, at the request of such firm or subsidiary or affiliate or successor, take such action as may be necessary to change its name to eliminate all use of or reference to the words "Lord Abbett" in any form and will neither use the registered service mark of Lord, Abbett & Co., without the written consent of such firm or subsidiary or affiliate or successor. The Corporation shall also agree in such contract that investment companies other than the Corporation for which such firm or a subsidiary successor may act as investment adviser, and other companies affiliated with Lord, Abbett & Co., may be formed with the words "Lord Abbett" in their corporate titles. Such agreements on the part of the Corporation are hereby made binding upon it, its directors, officers, stockholders, creditors and all other persons claiming under or through it.


                                  ARTICLE VIII

                  From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding Shares by classification, reclassification or otherwise), and other provisions that might, under the statutes of the State of Maryland at the time in force, be lawfully contained in Articles of Incorporation may be added or inserted, upon the vote of the holders of a majority of the Shares of all Classes or of the affected Classes, as the case may be, at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article VIII.

                  THIRD:   The foregoing restatement of the charter has been
approved by a majority of the entire board of directors.

                  FOURTH: The charter is not amended by these Articles of Restatement.

                  FIFTH:   The current address of the principal office of the
Corporation is set forth in Article III of the foregoing restatement of the charter.

                  SIXTH:   The name and address of the Corporation's current
 resident agent are set forth in Article III of the foregoing restatement of the charter.

                  SEVENTH: The number of directors of the Corporation and the names of those currently in office are set forth in
Article VI of the foregoing restatement of the charter.

                  The undersigned President acknowledges these Articles of Restatement to be the corporate act of the Corporation and as to all matters or facts set forth herein required to be verified under oath, the undersigned
President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.


                  IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its President and witnessed to by its Secretary on this 27th day of May, 1998.

                                       LORD ABBETT DEVELOPING GROWTH FUND, INC.


                                                By /s/ Robert S. Dow
                                                    Robert S. Dow, President

WITNESS:
/s/ Paul A. Hilstad
Paul A. Hilstad, Secretary

                                     BY-LAWS

                                       OF

                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                            (a Maryland corporation)

                                    ARTICLE I

                                     OFFICES

Section 1. Principal Office The principal office of the Corporation in Maryland shall be in the City of Baltimore, and the name of the resident agent in charge thereof is the Prentice-Hall Corporation Systems, Maryland.

Section 2. Other Offices The Corporation may also have an office in the City and State of New York and offices at such other places as the Board of Directors may from time to time determine.

                                   ARTICLE II

                              STOCKHOLDERS MEETINGS

SECTION 1.  ANNUAL  MEETINGS  The
Corporation shall not hold an annual meeting of its stockholders in any fiscal year of the Corporation unless required in accordance with the following sentence. The Chairman of the Board or the President shall call an annual meeting of the stockholders when one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and the Chairman of the Board, the President, a Vice President, the Secretary or any director shall call an annual meeting of stockholders at the request in writing of a majority of the Board of Directors or of stockholders holding at least onequarter of the stock of the Corporation outstanding and entitled to vote at the meeting. Any annual meeting of the stockholders held pursuant to the foregoing sentence shall be held at such time and at such place, within the City of New York or elsewhere, as may be fixed by the Chairman of the Board or the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote, as the case may be, and as may be stated in the notice setting forth such call, provided that any stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. Any meeting of stockholders held in accordance with this Section 1 shall for all purposes constitute the annual meeting of stockholders for the fiscal year of the Corporation in which the meeting is held and, without limiting the generality of the foregoing, shall be held for the purposes of (a) acting on any such matter or matters so required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and (b) electing directors to hold the offices of any directors who have held office for more than one year (or, in the case of directors elected prior to July 1, 1987, who have held office for more than three years) or who have been elected by the Board of Directors to fill vacancies which result from any cause and for transacting such other business as may properly be brought before the meeting. Only such business, in addition to that prescribed by law, by the Articles of Incorporation and by these By-Laws, may be brought before such meeting as may be specified by resolution of the Board of Directors or by writing filed with the Secretary of the Corporation and signed by the Chairman of the Board or by the President or by a majority of the directors or by stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting.

SECTION  2.  SPECIAL   MEETINGS
Special meetings of the stockholders for any purpose or purposes may be held upon call by the President or by a majority of the Board of Directors, and shall be called by the President, a Vice President, the Secretary or any director at the request in writing of a majority of the Board of Directors or of stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting, at such time and at such place where an annual meeting of stockholders could be held, as may be fixed by the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and so entitled to vote, as the case may be, and as may be stated in the notice setting forth such call. Such request shall state the purpose or purposes of the proposed meeting, and only such purpose or purposes so specified may properly be brought before such meeting.

SECTION  3. NOTICE OF  MEETINGS
Written or printed notice of every annual or special meeting of stockholders, stating the time and place thereof and the general nature of the business proposed to be transacted at any such meeting, shall be delivered personally or mailed not less than 10 nor more than 90 days previous thereto to each stockholder of record entitled to vote at the meeting at his address as the same appears on the books of the Corporation. Meetings may be held without notice if all of the stockholders entitled to vote are present or represented at the meeting, or if notice is waived in writing, either before or after the meeting, by those not present or represented at the meeting. No notice of an adjourned meeting of the stockholders other than an announcement of the time and place thereof at the preceding meeting shall be required.

SECTION 4.  QUORUM  At every meeting of the
stockholders the holders of record of one-third of the outstanding shares of the stock of the Corporation entitled to vote at the meeting, whether present in person or represented by proxy, shall, except as otherwise provided by law, constitute a quorum. If at any meeting there shall be no quorum, the holders of record of a majority of such shares entitled to vote at the meeting so present or represented may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall have been obtained, at which time any business may be transacted which might have been transacted at the meeting as originally called.

SECTION 5. VOTING Each stockholder entitled to vote at any meeting shall have one vote in person or by proxy for each share of stock held by him, but no proxy shall be voted after eleven months from its date, unless such proxy provides for a longer period. All elections of directors shall be had, and all questions except as otherwise provided by law or by the Articles of Incorporation or by these By-Laws, shall be decided, by a majority of the votes cast by stockholders present or represented and entitled to vote thereat in person or by proxy.

                                   ARTICLE III

                               BOARD OF DIRECTORS

SECTION 1. GENERAL POWERS. The property,  affairs and business of the Corporation shall be managed by the Board of Directors, provided, however, that the Board of Directors may authorize the Corporation to enter into an agreement or agreements with any person, corporation, association, partnership or other organization, subject to the Board's supervision and control for the purpose of providing managerial, investment advisory and related services to the Corporation which may include management or supervision of the investment portfolio of the Corporation.

SECTION 2. NUMBER, CLASS, QUORUM, ELECTION, TERM OF OFFICE AND
QUALIFICATIONS. The Board of Directors of the Corporation shall consist of not less than three or more than fifteen persons, none of whom need be stockholders of the Corporation. The number of directors (within the above limits) shall be determined by the Board of Directors from time to time, as it sees fit, by vote of a majority of the whole Board. Directors elected prior to July 1, 1987, shall be divided into three classes, each to hold office for a term of three years; directors elected thereafter shall consist of one class only. The directors shall be elected at each annual meeting of stockholders and, whether or not elected for a specific term, shall hold office, unless sooner removed, until their respective successors are elected and qualify.

                 One-third of the whole Board, but in no event less than two, shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time until a quorum shall have been obtained, when any business may be transacted which might have been transacted at the meeting as originally convened. No notice of an adjourned meeting of the directors other than an announcement of the time and place thereof at the preceding meeting shall be required. The acts of the majority of the directors present at any meeting at which there is a quorum shall be the acts of the Board, except as otherwise provided by law, by the Articles of Incorporation or by these By-Laws.

SECTION  3.  VACANCIES   The  Board  of
Directors, by vote of a majority of the whole Board, may elect directors to fill vacancies in the Board resulting from an increase in the number of directors or from any other cause. Directors so chosen shall hold office until their respective successors are elected and qualify, unless sooner displaced pursuant to law or these By-Laws.

                  The stockholder, at any meeting called for the purpose, may, with or without cause, remove any director by the affirmative vote of the holders of a majority of the votes entitled to be cast, and at any meeting called for the purpose may fill the vacancy in the Board thus caused.

SECTION  4.  REGULAR   MEETINGS
Regular meetings of the Board of Directors shall be held at such time and place, within or without the State of Maryland, as may from time to time be fixed by Resolution of the Board or as may be specified in the notice of any meeting. No notice of regular meetings of the Board shall be required.

SECTION  5.  SPECIAL   MEETINGS
Special meetings of the Board of Directors may be called from time to time by the President, any Vice President or any two directors. Each special meeting of the Board shall be held at such place, either within or outside the State of Maryland, as shall be designated in the notice of such meeting. Notice of each such meeting shall be mailed to each director, at his residence or usual place of business, at least two days before the day of the meeting, or shall be directed to him at such place by telegraph or cable, or be delivered to him personally not later than the day before the day of the meeting. Every such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise expressly provided in these By-Laws or by statute.

SECTION 6. TELEPHONE CONFERENCE MEETINGS Any meeting of the Board or any committee thereof may be held by conference telephone, regardless where each director may be located at the time, by means of which all persons participating in the meeting can hear each other, and participation in such meeting in such manner shall constitute presence in person at such meeting.

SECTION 7. FEES AND EXPENSES The
directors shall receive such fees and expenses for services to the Corporation as may be fixed by the Board of Directors, subject however, to such limitations as may be provided in the Articles of Incorporation. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise and receiving compensation therefor.

SECTION 8. TRANSACTIONS WITH DIRECTORS Except as otherwise provided by law or in the Articles of Incorporation, a director of the Corporation shall not in the absence of fraud be disqualified from office by dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director, or any firm of which any director is a member, or any corporation of which any director is an officer, director or stockholder, is in any way interested in such transaction or contract, provided that at the meeting of the Board of Directors, at which said contract or transaction is authorized or confirmed, the existence of an interest of such director, firm or corporation is disclosed or made known and there shall be present a quorum of the Board of Directors a majority of which, consisting of directors not so interested, shall approve such contract or transaction. Nor shall any director be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract of the Corporation ratified or approved as aforesaid, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is an officer, director, or stockholder, was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board of Directors for the purpose of determining the existence of a quorum. Any contract, transaction or act of the Corporation or of the Board of Directors (whether or not approved or ratified as hereinabove provided) which shall be ratified by a majority of the votes cast at any annual or special meeting at which a quorum is present called for such purpose, or approved in writing by a majority in interest of the stockholders having voting power without a meeting, shall except as otherwise provided by law, be valid and as binding as though ratified by every stockholder of the Corporation.

SECTION 9. COMMITTEES The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees each such committee to consist of two or more directors of the Corporation, which, to the extent permitted by law and provided in said resolution, shall have and may exercise the powers of the Board over the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the membership of, to fill vacancies in, or to dissolve any such committee.

SECTION 10. WRITTEN CONSENTS Any action required or permitted to be taken at any meeting of the Board of Directors or by any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes or proceedings of the Board or committee. Section 11. Waiver of NoticeSection

11. WAIVER OF NOTICE. Whenever under the provisions of these By-Laws, or of the Articles of Incorporation, or of any of the laws of the State of Maryland, or other applicable statute, the Board of Directors is authorized to hold any meeting or take any action after notice or after the lapse of any prescribed period of time, a waiver thereof, in writing, signed by the person or persons entitled to such notice or lapse of time, whether before or after the time of meeting or action stated herein, shall be deemed equivalent thereto. The presence at any meeting of a person or persons entitled to notice thereof shall be deemed a waiver of such notice as to such person or persons.

                                   ARTICLE IV

                                    OFFICERS

SECTION 1. NUMBER AND DESIGNATION The Board of Directors shall each year appoint from among their members a Chairman and a President of the Corporation, and shall appoint one or more Vice Presidents, a Secretary and a Treasurer and, from time to time, any other officers and agents as it may deem proper. Any two of the above-mentioned offices, except those of the President and a Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law or by these By-Laws to be executed, acknowledged or verified by any two or more officers.

SECTION 2. TERM OF OFFICE  The term
of office of all officers shall be one year or until their respective successors are chosen; but any officer or agent chosen or appointed by the Board of Directors may be removed, with or without cause, at any time, by the affirmative vote of a majority of the members of the Board then in office. Section 3. DutiesSection 3. Duties. Subject to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally appertain to their respective offices as well as such powers and duties as from time to time may be conferred by the Board of Directors.

                                ARTICLE V

                              CERTIFICATE OF STOCK

SECTION 1. FORM AND ISSUANCE Each
stockholder of the Corporation shall be entitled upon request, to a certificate or certificates, in such form as the Board of Directors may from time to time prescribe, which shall represent and certify the number of shares of stock of the Corporation owned by such stockholder. The certificates for shares of stock of the Corporation shall bear the signature, either manual or facsimile, of the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation or bear a facsimile of such seal. The validity of any stock certificate shall not be affected if any officer whose signature appears thereon ceases to be an officer of the Corporation before such certificate is issued.

SECTION 2. TRANSFER OF STOCK  The
shares of stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by a duly authorized attorney, upon surrender for cancellation of a certificate or certificates for a like number of shares, with a duly executed assignment and power of transfer endorsed thereon or attached thereto, or, if no certificate has been issued to the holder in respect of shares of stock of the Corporation, upon receipt of written instructions, signed by such holder, to transfer such shares from the account maintained in the name of such holder by the Corporation or its agent. Such proof of the authenticity of the signatures as the Corporation or its agent may reasonably require shall be provided.

SECTION 3. LOST, STOLEN. DESTROYED AND MUTILATED CERTIFICATESSECTION The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of any certificate therefor, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock, upon the surrender of the mutilated certificate or in case of loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft, or destruction; and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give to the Corporation and to such registrar or transfer agent as may be authorized or required to countersign such new certificate or certificates a bond, in such sum as they may direct, and with such surety or sureties, as they may direct, as indemnity against any claim that may be made against them or any of them on account of or in connection with the alleged loss, theft, or destruction of any such certificates.

SECTION  4.  RECORD  DATE   The Board of
Directors may fix, in advance, a date as the record date for the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall be not more than 90 days, and in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 20 days prior to the date of any meeting of stockholders or the date for payment of any dividend or the allotment of rights. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting. If no record date is fixed and the stock transfer books are not closed for determination of stockholders, the record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day on which notice of the meeting is mailed or the day 30 days before the meeting, whichever is closer date to the meeting, and the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors declaring the dividend or allotment of rights is adopted, provided that the payment or allotment date shall not be more than 90 days after the date of the adoption of such resolution.

                                   ARTICLE VI

                                 CORPORATE BOOKS

                  The books of the Corporation, except the original or a duplicate stock ledger, may be kept outside the State of Maryland at such place or places as at the Board of Directors may from time to time determine. The original or duplicate stock ledger shall be maintained at the office of the Corporation's transfer agent.

                                   ARTICLE VII

                                   SIGNATURES

                  Except as otherwise provided in these By-Laws or as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Corporation and all endorsements, assignments, transfers, stock powers or other instruments of transfer of securities owned by or standing in the name of the Corporation shall be signed or executed by two officers of the Corporation, who shall be the President or a Vice President and a Vice President, the Secretary or the Treasurer.

                                  ARTICLE VIII

                                   FISCAL YEAR

                  The fiscal year of the Corporation shall be established by resolution of the Board of Directors of the Corporation.

                                   ARTICLE IX

                                 CORPORATE SEAL

                  The corporate seal of the Corporation shall consist of a flat faced circular die with the word "Maryland" together with the name of the Corporation, the year of its organization, and such other appropriate legend as the Board of Directors may from time to time determine, cut or engraved thereon. In lieu of the corporate seal, when so authorized by the Board of Directors or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

                                    ARTICLE X

                                 INDEMNIFICATION

                  As part of the consideration for agreeing to serve and serving as a director of the Corporation, each director of the Corporation shall be indemnified by the Corporation against every judgment, penalty, fine, settlement, and reasonable expense (including attorneys' fees) actually incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director was, is, or is threatened to be made a named defendant or respondent (or otherwise becomes a party) by reason of such director's service in that capacity or status as such, and the amount of every such judgement, penalty, fine, settlement and reasonable expense so incurred by the director shall be paid by the Corporation or, if paid by the director, reimbursed to the director by the Corporation, subject only to the conditions and limitations imposed by the applicable provisions of Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland and by the provisions of Section 17(h) of the United States Investment Company Act of 1940 as interpreted and as required to be implemented by Securities and Exchange Commission Release No. IC-11330 of September 4, 1980. The foregoing shall not limit the authority of the Corporation to indemnify any of its officers, employees or agents to the extent consistent with applicable law.

                                   ARTICLE XI

                                   AMENDMENTS

                  All By-Laws of the Corporation shall be subject to alteration, amendment, or repeal, and new By-Laws not inconsistent with any provision of the Articles of Incorporation of the Corporation may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided notice of the proposed alteration, amendment, or repeal of the proposed new By-Laws is included in or accompanies the notice of such meeting, or by the affirmative vote of a majority of the whole Board of Directors given at a regular or special meeting of the Board of Directors, provided that the notice of any such special meeting indicates that the By-Laws are to be altered, amended, repealed, or that new By-Laws are to be adopted.

CONSENT OF INDEPENDENT AUDITORS


Lord Abbett Developing Growth Fund, Inc.:

We consent to the incorporation by reference in Post-Effective Amendment No. 24 to Registration Statement No. 2-62797 our report dated February 25, 1998 appearing in the annual report to shareholders and to the reference to us under the caption "Financial Highlights" in the Prospectus and to the references to us under the captions "Investment Advisory and Other Services" and "Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.




DELOITTE & TOUCHE LLP

New York, New York
May 20, 1998

                                                                     EXHIBIT 16



LORD ABBETT DEVELOPING GROWTH FUND, INC.
POST EFFECTIVE AMENDMENT NO. 24 ON FORM N-1A

CLASS A SHARES

                  FISCAL YEAR ENDING JANUARY 31, 1998


                                           1 Year   5 Year   10 Years

Initial Investment                          $1,000   $1,000   $1,000
Dividend by Initial Offering Price          $13.58   $10.73    $6.90

Equals Shares Purchased                     73.638  93.197   144.928

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment               8.524   76.290   168.187

Equals Shares held at Ending Peiord Date     82.162  169.487  313.115

Multiplied by Net Asset Value at Ending
Period Date                                  14.27    14.27    14.27

Equals Ending Value before Deduction of
CDSC at Period End Date                     $1,173   $2,558   $4,468
Less Deferred Sales Charge                       0        0        0

Equals Ending Redeemable Value(ERV)at
Period End Date                             $1,173   $2,558   $4,468

Divide ERV by $1000                         $1.173   $2.558    4.468

Subtract 1                                  $0.173   $1.558   $3.468

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                 17.30%   155.80%  346.80%

Divide ERV by $1000                         1.173    2.558     4.468

Raise to the power of                       1        0.2       0.1

Equals                                      1.173    1.207    1.161

Subtract 1                                  0.173    0.207    0.162

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period      17.30%   20.66%   16.15%


CLASS B SHARES

                  FISCAL YEAR ENDING JANUARY 31, 1998

                                            1 Year   Life of Class

Initial Investment                          $1,000   $1,000
Dividend by Initial Offering Price          $12.75   $12.14

Equals Shares Purchased                     78.431   82.372

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment               9.015    22.065

Equals Shares held at Ending Peiord Date    87.446   104.437

Multiplied by Net Asset Value at Ending
Period Date                                  14.12    14.12
Equals Ending Value before Deduction of
CDSC at Period End Date                     $1,235    1,475
Less Deferred Sales Charge                      4%       4%
Equals Ending Redeemable Value(ERV)at
Period End Date                          $1,185.35   $1,415.67

Divide ERV by $1000                         $1.185   $1.416

Subtract 1                                  $0.185   $0.416

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                 18.54%   41.57%

Divide ERV by $1000                         1.185    1.416

Raise to the power of                       1      0.664845173

Equals                                    1.185      1.260
Subtract 1                                0.185      0.260

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period   18.54%      26.08%



CLASS C SHARES

                  FISCAL YEAR ENDING JANUARY 31, 1998

1 Year                                      1 Year  Life of Class

Initial Investment                          $1,000   $1,000
Dividend by Initial Offering Price          $12.75   $12.14

Equals Shares Purchased                     78.431   82.372

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment               9.009   22.059

Equals Shares held at Ending Peiord Date    87.440   104.431

Multiplied by Net Asset Value at Ending
Period Date                                 14.13    14.13
Equals Ending Value before Deduction of
CDSC at Period End Date                    $1,236    1,476
Less Deferred Sales Charge                    0        0
Equals Ending Redeemable Value(ERV)at
Period End Date                            $1,236   $1,476

Divide ERV by $1000                         1.236    1.476

Subtract 1                                 $0.236   $0.476

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                23.55%   47.56%

Divide ERV by $1000                        1.236    1.476

Raise to the power of                      1        0.664845173

Equals                                     1.236    1.295
Subtract 1                                 0.236    0.295

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period     23.55%   29.61%




CLASS P SHARES
                  FISCAL YEAR ENDING JANUARY 31, 1998

                                        Life of Class

Initial Investment                          $1,000
Dividend by Initial Offering Price          $14.38

Equals Shares Purchased                      69.541

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment               0.000

Equals Shares held at Ending Peiord Date     69.541

Multiplied by Net Asset Value at Ending
Period Date                                  14.26
Equals Ending Value before Deduction of
CDSC at Period End Date                      $992
Less Deferred Sales Charge                      0
Equals Ending Redeemable Value(ERV)at
Period End Date                              $992

Divide ERV by $1000                         0.992

Subtract 1                                ($0.008)

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                -0.80%

Divide ERV by $1000                         0.992

Raise to the power of                        1

Equals                                      0.992
Subtract 1                                 (0.008)

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period     -0.80%